Exhibit 10.86
EXECUTION VERSION
EXCHANGE AGREEMENT
EXCHANGE AGREEMENT (the “Agreement”), dated as of February 10, 2011, by and among Smith & Wesson Holding Corporation, a Nevada corporation with headquarters located at 2100 Roosevelt Avenue, Springfield, Massachusetts 01104 (the “Company”), and Lazard Asset Management LLC (including any other persons or entities exchanging Convertible Notes hereunder for whom the undersigned Holder holds contractual and investment authority, the “Holder”).
WHEREAS:
A. The Company and the Holder are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).
B. The Holder is, as of the date hereof, the Person (as defined in Section 2(b)) in whose name the Company’s 4% Convertible Senior Notes Due 2026 (as amended or modified from time to time, collectively, the “Convertible Notes”), issued pursuant to and by the provisions of an indenture dated as of December 15, 2006 (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), are registered in the Security Register (as defined in the Indenture).
C. The Company has authorized the issuance of 9.5% Senior Notes Due 2016 (as amended or modified from time to time, collectively, the “New Notes”), which shall be issued pursuant to and by the provisions of the indenture dated January 14, 2011 (the “New Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), attached hereto as Exhibit A.
D. The Company and the Holder wish to exchange, upon the terms and conditions stated in this Agreement, that aggregate principal amount of the Convertible Notes set forth opposite the Holder’s name in column (3) on the Schedule of Holders for that aggregate principal amount of the New Notes, in substantially the form attached hereto as Exhibit B, set forth opposite the Holder’s name in column (4) on the Schedule of Holders.
NOW, THEREFORE, in consideration of the promises and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Exchange of the Convertible Notes for the New Notes.
(a) Exchange of the Convertible Notes.
(i) Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, on the Closing Date (as defined below), the Company shall issue to the Holder a principal amount of the New Notes as is set forth opposite the Holder’s name in column (4) on the Schedule of Holders in exchange for a principal amount of the Convertible Notes as is set forth opposite the Holder’s name in column (3) on the Schedule of Holders, and the Holder agrees to exchange and deliver to the Company such Convertible Notes in exchange for the New Notes (the “Closing”).

(ii) Closing. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City Time, on the date hereof (or such later date or time as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, New York 10166.
(b) Closing Deliverables. On the Closing Date, (i) the Holder shall deliver or cause to be delivered to the Company all right, title, and interest in and to the Convertible Notes to be exchanged by the Holder free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity, or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title, and interest in and to such Convertible Notes free and clear of any Liens, and (ii) the Company shall issue and deliver or cause to be delivered to the Holder such Holder’s New Notes (for the account of the Holder as such Holder shall instruct), duly executed on behalf of the Company and registered in the name of the Holder or its designee; provided, however, that the parties acknowledge that the issuance of the Holder’s New Notes to the Holder may be delayed due to procedures and mechanics within the system of the Depository Trust Company and that such delay will not be a default under this Agreement so long as (A) the Company is using reasonable best efforts to effect the issuance of one or more global notes representing the New Notes, (B) such delay is no longer than three business days, and (C) interest shall accrue on such New Notes from the date of the New Indenture. Simultaneously with or after the Closing, the Company may issue New Notes to one or more other holders of outstanding Convertible Notes or to other investors, on terms no more favorable to such other holders or other investors than those of the Holder and this Agreement and subject to the terms of the New Indenture.
2. Holder’s Representations and Warranties.
The Holder represents and warrants with respect to only itself as follows:
(a) Organization. To the extent the Holder is not an individual or natural person, the Holder is duly and validly existing under the jurisdiction of its organization and is qualified to do business in the jurisdiction specified below its address on the Schedule of Holders.
(b) No Public Sale or Distribution. The Holder is acquiring the New Notes and for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Holder does not agree to hold any of the New Notes for any minimum or other specific term and reserves the right to dispose of the New Notes at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Holder is acquiring the New Notes hereunder in the ordinary course of its business. The Holder does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the New Notes. The Holder understands that no public market exists for the New Notes, and that there is no assurance that a public market will ever develop for the New Notes. As used in this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

(c) Accredited Investor Status. The Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D and a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act.
(d) Acquisition Entirely for Own Account. The Holder is acquiring the New Notes for its own account and not with a view to, or for sale in connection with any distribution of the New Notes, but subject, nevertheless, to any requirement of law that the disposition of the Holder’s property shall at all times be within the Holder’s control. The Holder has no present agreement, undertaking, arrangement, obligation or commitment providing for the disposition of the New Notes.
(e) Investment Experience. The Holder understands that the acquisition of the New Notes involves substantial risk. The Holder has experience as an investor in this type of securities and acknowledges that the Holder is able to fend for itself, can bear the economic risk of its investment in the New Notes and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of this investment in the New Notes and protecting its own interests in connection with this investment.
(f) Reliance on Exemptions. The Holder understands that the New Notes are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the New Notes.
(g) Information. The Holder and its advisors, if any, have been furnished with all materials relating to the business, finances, and operations of the Company and materials relating to the offer and exchange of the Convertible Notes for the New Notes that the Holder considers necessary or appropriate to make an informed investment decision with respect to the exchange of the Convertible Notes for the New Notes to be acquired by it under this Agreement and that have been requested by the Holder, and has had the opportunity to review the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, all filings made pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Holder or its advisors, if any, or its representatives shall modify, amend, or affect the Holder’s right to rely on the Company’s representations and warranties contained herein. The Holder understands that its investment in the New Notes involves a high degree of risk. The Holder has sought such accounting, legal, and tax advice that it has considered necessary to make an informed investment decision with respect to its exchange of the Convertible Notes for the New Notes.

(h) Non-Reliance. No offering circular or prospectus will be provided to the Holder or prepared in connection with the offer and exchange of the Convertible Notes for the New Notes and the Company and Cowen and Company, LLC will not be providing the Holder with any other material regarding the Convertible Notes, the New Notes or the Company prepared by the Company or any other person. The Holder has not relied, and may not rely, on any investigation that the Company or Cowen and Company, LLC or any person acting on their behalf may conduct or have conducted with respect to the Convertible Notes, the New Notes or the Company, neither the Company nor Cowen and Company, LLC or any person acting on their behalf has made any representations to the Holder, express or implied, with respect thereto and the Holder will make its own investment decision regarding the offer and exchange of the Convertible Notes for the New Notes based on its own knowledge (and information it may have or that is publicly available) with respect to the Company, the Convertible Notes and the New Notes.
(i) No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the New Notes or the fairness or suitability of the investment in the New Notes nor have such authorities passed upon or endorsed the merits of the offering of the New Notes.
(j) Validity; Enforcement. This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Holder and shall constitute the legal, valid, and binding obligations of the Holder enforceable against the Holder in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(k) No Conflicts. The execution, delivery, and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, or decree (including United States federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights, or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.
(l) Consents. All consents, approvals, orders and authorizations required on the part of the Holder in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and will be effective as of the Closing Date.

(m) Residency. The Holder is a resident of that jurisdiction specified below its address on the Schedule of Holders.
(n) Title. The Holder is the sole legal and beneficial owner of the Convertible Notes. The Holder has sole investment discretion and dispositive power with respect to the Convertible Notes and full authority to transfer such Convertible Notes. The Holder has good and marketable title to the Convertible Notes, free and clear of any Liens. The Holder has not, in whole or in part, (i) assigned, transferred, hypothecated, pledged, exchanged, or otherwise disposed of any of the Convertible Notes or its rights in the Convertible Notes, or (ii) given any person or entity any transfer order, power of attorney, or other authority of any nature whatsoever with respect to the Convertible Notes. Upon the Holder’s delivery of the Convertible Notes to the Company at the Closing, the Convertible Notes shall be free and clear of all Liens created by the Holder.
(o) No Affiliate Status. The Holder is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, the Holder did not acquire any of the Convertible Notes, directly or indirectly, from an Affiliate of the Company.
3. Representations and Warranties of the Company.
The Company hereby represents and warrants to each of the Holders as follows:
(a) Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined below). The Company has all requisite corporate power and authority to carry on its business as now conducted.
(b) Subsidiaries. Each Subsidiary (as defined below) that is a corporation has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its properties and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization, except where such failure to so qualify or register would not be reasonably be expected to have a Material Adverse Effect.

(c) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the New Indenture, the New Notes, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”), and to issue the New Notes, and to consummate the exchange of the Convertible Notes for the New Notes, in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the New Notes, have been duly authorized by the Company’s Board of Directors and (other than any securities registration exemption filing that may be required under United States federal or state securities laws) no further filing, consent, or authorization is required by the Company, its Board of Directors, or its stockholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(d) Valid Issuance. The New Notes have been duly authorized and, when executed by the Company and authenticated by the Trustee in accordance with the terms of the New Indenture and delivered to and acquired by the Holder in accordance with the terms of this Agreement, will constitute the valid and legally binding obligations of the Company entitled to the benefits provided by the New Indenture under which such New Notes are to be issued. The offer and issuance by the Company of the New Notes is exempt from registration under the Securities Act, assuming the truth and accuracy of the representations and warranties of Holder contained herein.
(e) SEC Documents; Financial Statements. During the two years up to and including the date hereof, the Company has filed all reports, schedules, forms, statements, and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes, and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Holder or its respective representatives true, correct, and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Holder which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(g) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(f) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Holder or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information, other than the information to be included in the 8-K Filing (as defined in Section 4(c)). The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Holder regarding the Company and its “Subsidiaries” (which for purposes of this Agreement means any joint venture or entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest of 50% or more), their business, and the transactions contemplated hereby furnished by or on behalf of the Company is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred with respect to the Company or any of its Subsidiaries or either of their respective businesses, properties, prospects, operations, or financial conditions, which, under applicable law, rule, or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. No Material Adverse Effect currently exists or is reasonably expected to occur. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company or its subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby, or on the authority or ability of the Company to perform its obligations hereunder.
(g) No Conflict. The execution and delivery of the Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby will not (i) result in a violation of any provision of the Certificate of Incorporation of the Company, any capital stock of the Company or By-laws of the Company or any of the organizational documents of any of the Subsidiaries, or (ii) conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company, its Subsidiaries or their respective properties or assets, or (iii) assuming the truth and accuracy of the representations and warranties of Holder contained herein, result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws and regulations, except, in the case of clause (ii) and (iii), as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

4. Covenants.
(a) Best Efforts. Each party shall use its best efforts to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.
(b) Further Assurances. Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other acts and things in good faith as may be reasonable or appropriate to timely effectuate the intents and purposes of this Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, taking any reasonable action to facilitate the filing any document or the taking of any action to assist the other parties hereto in complying with the terms of Section 4 hereof.
(c) Disclosure of Transactions. On or before 8:30 a.m., New York City time, on the second business day immediately following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents and attaching this Agreement as an exhibit to such filing (including all exhibits, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, no Holder shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries, or any of its respective officers, directors, employees, or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees, and agents, not to, provide the Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Holder. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Holder shall have the right to make a public disclosure, in the form of a press release, public advertisement, or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, or agents. No Holder shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders, or agents for any such disclosure. Subject to the foregoing, neither the Company nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Holder, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Holder in any filing, announcement, release, or otherwise, unless such disclosure is required by law, regulation, or The NASDAQ Global Select Market.

5. Conditions to the Company’s Obligation to Exchange.
The obligation of the Company hereunder to issue the New Notes to the Holder and exchange such New Notes for the Convertible Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holder with prior written notice thereof:
(a) The Holder shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.
(b) The Holder shall have delivered to the Company the Convertible Notes that the Holder wishes to exchange for the New Notes.
(c) The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Holder shall have performed, satisfied, and complied in all material respects with the covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by the Holder at or prior to the Closing Date.
6. Conditions to the Buyer’s Obligation to Exchange.
The obligation of the Holder hereunder to exchange the Convertible Notes for the New Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Holder’s sole benefit and may be waived by the Holder at any time in its sole discretion by providing the Company with prior written notice thereof:
(a) The Company shall have executed and delivered to the Holder (i) each of the Transaction Documents and (ii) the New Notes (for the account of the Holder as such Holder shall instruct) being exchanged for the Convertible Notes of the Holder at the Closing pursuant to this Agreement.
(b) The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied, and complied in all respects with the covenants, agreements, and conditions required by the Transaction Documents to be performed, satisfied, or complied with by the Company at or prior to the Closing Date.
(c) The Company shall have delivered to the Holder such other documents relating to the transactions contemplated by this Agreement as the Holder or its counsel may reasonably request.

7. Termination.
In the event that the Closing shall not have occurred with respect to the Holder on or before five business days from the date hereof due to the Company’s or the Holder’s failure to satisfy the conditions set forth in Sections 5 and 6 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.
8. Miscellaneous.
(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement, and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action, or proceeding is brought in an inconvenient forum or that the venue of such suit, action, or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.
(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their affiliates, and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Holder makes any representation, warranty, covenant, or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the aggregate principal amount of the New Notes issued and issuable hereunder, and any amendment to this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on the Holder and holders of the New Notes, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the New Notes. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of the New Notes, as the case may be. The Company has not, directly or indirectly, made any agreements with the Holder relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.
(f) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
If to the Company:
Smith & Wesson Holding Corporation
2100 Roosevelt Avenue
Springfield, Massachusetts 01104
Telephone: (413) 747-3305
Facsimile: (413) 739-8528
Attention: Michael F. Golden
Copy to:
Greenberg Traurig, LLP
2375 East Camelback Rd., Ste. 700
Phoenix, AZ 85016
Telephone: (602) 445-8302
Facsimile: (602) 445-8100
Attention: Robert S. Kant, Esq.

If to the Transfer Agent:
Interwest Transfer Co., Inc.
1981 East Murray Holladay Road
Suite 100
P.O. Box 17136
Salt Lake City, Utah 84117
Telephone: (801) 272-9294 x15
Facsimile: (801) 277-3147
If to the Holder, to its address and facsimile number set forth on the Schedule of Holders, with copies to the Holder’s representatives as set forth on the Schedule of Holders, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver, or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number, and an image of the first page of such transmission, or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii), or (iii) above, respectively.
(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto; provided, however, that the Company may assign this Agreement or any rights or obligations hereunder with the prior written consent of the holders of at least a majority of the aggregate principal amount of the New Notes issued and issuable hereunder.
(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
(i) Survival. Unless this Agreement is terminated under Section 7, the representations and warranties of the Company and the Holder contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4 and 8 shall survive the Closing and delivery and exercise of the New Notes, as applicable. The Holder shall be responsible only for its own representations, warranties, agreements, and covenants hereunder.
(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
(l) Remedies. The Holder shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which the Holder has been granted at any time under any other agreement or contract and all of the rights which the Holder has under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Holder. The Company therefore agrees that the Holder shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.
[Signature Page Follows]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Exchange Agreement to be duly executed as of the date first written above.

COMPANY: SMITH & WESSON HOLDING CORPORATION
By:	/s/ Michael F. Golden
	Name:	Michael F. Golden
	Title:	President and Chief Executive Officer
[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Exchange Agreement to be duly executed as of the date first written above.

HOLDER:
By:	/s/ Sean Reynolds
	Name:	Sean Reynolds
	Title:	Managing Director
[Signature Page to Exchange Agreement]